THE ALGER ETF TRUST

Alger 35 ETF

(the “Fund”)

Supplement dated March 1, 2021 to the

Summary Prospectus, Prospectus and Statement of Additional Information

of the Fund

Shares of the Fund have not been approved for listing on NYSE Arca, Inc. (the “Listing Exchange”) and, therefore, currently are not being offered to the public. The Fund is a newly organized series of The Alger ETF Trust.

This supplement will be effective until the Fund commences operations, which is currently anticipated to occur on or about May 1, 2021. Thereafter, Fund shares will be offered to the public. Commencement of operations will not occur until shares of the Fund have been approved for listing on the Listing Exchange.

S-35ETFP 225

S-35ETFS 225